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                                                                  EX-99.906 CERT
                                                                      Item 10(b)


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                     CODE)


In connection with the attached Report of Security Income Fund (the "Fund") on Form N-CSR to be filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Fund does hereby certify that, to the best of such officer's knowledge:

1. The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "1934 Act"); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund as of, and for, the periods presented in the Report.


                                        By:      JAMES R. SCHMANK
                                                 ------------------------------
                                                 James R. Schmank, President

                                        Date:    March 5, 2004


                                        By:      BRENDA M. HARWOOD
                                                 ------------------------------
                                                 Brenda M. Harwood, Treasurer

                                        Date:    March 5, 2004

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.